UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) January 5, 2018

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code (203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 5, 2018, Photronics, Inc. (the “Company”) issued a press release announcing the successful closing of the previously announced joint venture with Dai Nippon Printing Co., Ltd. (“DNP”).  The joint venture, Photronics DNP Mask Corporation Xiamen (“PDMCX”), will focus on serving semiconductor manufactures in China.  The closing followed receipt of regulatory approvals.  The joint venture was effective at 12:00 a.m., China time, January 5, 2018.

A subsidiary of DNP will acquire 49.99% of the Company’s wholly foreign owned entity in Xiamen, China, with Photronics maintaining an ownership of 50.01%.  The joint venture’s results will be included in the consolidated financial statements of Photronics.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1 Press release dated January 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE: January 10, 2018	BY	/s/ Richelle E. Burr
Richelle E. Burr
Vice President, General Counsel

PHOTRONICS, INC.